SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 4, 2001


                         RUSSELL-STANLEY HOLDINGS, INC.
               (Exact name of Registrant as specified in charter)


                        Commission File Number: 333-76057




               Delaware                                22-3525626
  (State or other jurisdiction of          (IRS Employer Identification Number)
    incorporation or organization)
           685 Route 202/206                              08807
        Bridgewater, New Jersey                         (Zip Code)
 (Address of principal executive offices)

                                 (908) 203-9500
              (Registrant's telephone number, including area code)

Item 5.           Other Events

         The Registrant announced by press release that it commenced an offer to exchange $20 million aggregate principal amount of 9% Senior Subordinated Notes due 2008 and 3,000,000 shares of common stock for all of its outstanding 10 7/8% Senior Subordinated Notes due 2009, and a solicitation of releases and acceptances of a prepackaged plan of reorganization.

Item 7.           Financial Statements and Exhibits

(c)      Exhibits

         (99)     Press release dated October 4, 2001



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RUSSELL-STANLEY HOLDINGS, INC.


                                              BY: /s/ Ronald M. Litchkowski
                                                  -----------------------------
                                                  Ronald M. Litchkowski
                                                  Chief Financial Officer


Dated:   October 4, 2001